Exhibit 10.2

CONFORMED VERSION

WAIVER, CONSENT AND ELEVENTH AMENDMENT
TO REVOLVING CREDIT, TERM LOAN AND
GUARANTY AGREEMENT

            WAIVER, CONSENT AND ELEVENTH AMENDMENT, dated as of April 8, 2005 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of December 24, 2002, among UNITED AIR LINES, INC., a Delaware corporation (the "Borrower"), a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, UAL CORPORATION, a Delaware corporation and the parent company of the Borrower (the "Parent") and all of the direct and indirect subsidiaries of the Borrower and the Parent signatory thereto (the "Subsidiaries" and together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors referred to in this paragraph is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking corporation ("JPMCB"), CITICORP USA, INC., a Delaware corporation ("Citi"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT Group"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), each of the other financial institutions from time to time party hereto (together with JPMCB, Citi, CIT Group and GECC, the "Lenders"), JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., as co-administrative agents (together, the "Agents") for the Lenders and JPMORGAN CHASE BANK, N.A., as paying agent (in such capacity, the "Paying Agent") for the Lenders.

W I T N E S S E T H:

            WHEREAS, the Borrower, the Guarantors, the Lenders, the Paying Agent and the Agents are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as heretofore amended, modified or supplemented, and as in effect on the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined), the Lenders agree (A) to waive the Events of Default described in Article II hereof, (B) to consent to certain modifications of the Security and Pledge Agreement and the Aircraft Mortgage, in each case as more fully set forth in Article III hereof and (C) that the Credit Agreement be amended as set forth in Article IV, all subject to and upon the terms and conditions set forth herein;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I. Definitions

1.    As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

ARTICLE II. Waivers

            2.   Waiver. The Lenders hereby waive any Events of Default that might occur or have occurred as a result of (i) the Borrower's and the Guarantors' failure to timely provide copies of the notices such entities received in connection with the PBGC's effort to involuntarily terminate the United Airlines Pilot Defined Benefits Pension Plan, as required pursuant to Section 5.01(h) of the Credit Agreement, (ii) the Borrower's failure to satisfy the condition that no Event of Default shall have occurred and be continuing at the time of a continuation of a Eurodollar Loan insofar as the Events of Default described in this Article II had occurred and were continuing at the time any Eurodollar Loans may have been continued and (iii) the Borrower's and the Guarantors' failure to provide written notice required pursuant to Section 5.05 of the Credit Agreement as a result of the Events of Default described in clauses (i) and (ii) of this paragraph.

ARTICLE III. Consents

            3.    Consent to Amendment to Security and Pledge Agreement. The Lenders hereby consent to, and authorize the Collateral Agent to execute, an amendment to the Security and Pledge Agreement, substantially in the form of Exhibit A attached hereto.

            4.   Consent to Amendment to Aircraft Mortgage. The Lenders hereby consent to, and authorize the Collateral Agent to execute, an amendment to the Aircraft Mortgage, substantially in the form of Exhibit B attached hereto, permitting the Borrower to lease Engines and Spare Engines (each as defined in the Aircraft Mortgage) on a short-term basis (up to 120 days) to repair customers and other third party air carriers under certain circumstances.

ARTICLE IV. Amendments

            5.   Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

                    (A)    deleting the definition of each of the following terms: "Collateral Documents", and "Orders", appearing therein, and inserting the following new definitions in appropriate alphabetical order:

    "Collateral Documents" shall mean, collectively, the Security and Pledge Agreement, the Aircraft Mortgage (including, without limitation, any Mortgage Supplement), the SGR Security Agreement, the Mortgage Amendment, Mortgage Amendment No. 2, Mortgage Amendment No. 3, Mortgage Amendment No. 4 and other agreements, instruments or documents that create or purport to create a Lien in favor of the Collateral Agent for the benefit of the Lenders.

    "Orders" shall mean the Interim Order and the Final Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.02(d) and the Seventh Amendment Order, the Eighth Amendment Order, the Tenth Amendment Order and the Eleventh Amendment Order.

                    ; (B) inserting the following new definitions of the terms "AWAC", "Mortgage Amendment No. 4" and "Eleventh Amendment Order" in appropriate alphabetical order:
    "AWAC" shall mean Air Wisconsin Airlines Corporation, a Delaware corporation.

    "Mortgage Amendment No. 4" shall mean that certain Fourth Amendment to the Aircraft Mortgage dated as of April __, 2005.

    "Eleventh Amendment Order" shall mean an order of the Bankruptcy Court in form and substance reasonably satisfactory to the Agents approving the execution of the Waiver, Consent and Eleventh Amendment dated as of April __, 2005.

                    ; (C) amending the definition of the term "EBITDAR" by replacing sub-clause (a)(xiv) appearing therein with the following new sub-clause:
    "(xiv) a one time adjustment to EBITDAR for an expense in an amount not in excess of $84,000,000 incurred as a result of replacing services provided by AWAC on forward-looking terms that are more economically favorable to the Borrower than the terms of the AWAC service arrangement existing as of January 25, 2005"
                    ; and (D) amending the definition of the term "Ineligible Collateral and Reserve Amount" by replacing sub-clause (f) appearing therein with the following new sub-clause:
     "(f) an amount equal to the Orderly Liquidation Value of aircraft, engines and spare engines that have been leased or sub-leased to third parties, or spare parts that have been loaned to or exchanged with third parties;"
            6.   Amendment to Section 5.22. Section 5.22 of the Credit Agreement is hereby amended by (A) deleting the word "Agent" appearing therein and inserting in lieu thereof the word "Agents" and (B) deleting the date "March 31, 2005" appearing therein and inserting in lieu thereof the date "on or before July 31, 2005".

            7.   Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by deleting the words "and April 15, 2005," appearing in sub-clause (xx) thereof and inserting in lieu thereof the words ", April 15, 2005, July 15, 2005 and September 15, 2005,".

            8.   Amendment to Section 6.03. Clause (xv) of Section 6.03 of the Credit Agreement is hereby amended by inserting at the end thereof the words "at any one time outstanding".

            9.   Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by deleting the words "and April 15, 2005" appearing in sub-clause (r) thereof and inserting in lieu thereof the words ", April 15, 2005, July 15, 2005 and September 15, 2005".

  ARTICLE V. Miscellaneous
            10.   Conditions to Amendment and Consent Effective Date. The waivers set forth in Article II of this Amendment, the consents in Article III of this Amendment and the amendments set forth in Article IV of this Amendment shall not become effective until the date (the "Effective Date") on which the following conditions precedent shall have been satisfied (or waived by the Required Lenders):

                    (A)    Execution. This Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders and each Agent shall have received evidence reasonably satisfactory to it of such execution.

                    (B)    Bankruptcy Court Order; Payment of Fees. (i) The Bankruptcy Court shall have entered an order reasonably satisfactory in form and substance to the Agents (x) approving the terms of this Amendment to the extent required by the Bankruptcy Code and (y) authorizing the payment by the Borrower of the fees referred to in that certain Eleventh Amendment Fee Letter dated the date hereof and (ii) such amendment and other fees shall have been paid in cash to the Paying Agent within one Business Day after entry of the order referred to above.

                    (C)    Opinions of Counsel. The Agents and the Collateral Agent shall have received a favorable written opinion of McAfee & Taft, special counsel to the Agents, dated the Amendment Effective Date, with respect to the Liens of the Aircraft Mortgage, and reasonably satisfactory in form and substance to the Collateral Agent.

                    (D)    Corporate and Judicial Proceedings. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agents and the Lenders contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Lenders, and the Agents and the Lenders shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Agents may have reasonably requested in connection herewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

                    (E)    Mortgage Amendment. The Borrower shall have duly executed and delivered to the Collateral Agent a Fourth Amendment to the Aircraft Mortgage, in substantially the form of Exhibit B, and the Collateral Agent shall have received evidence that such mortgage amendment has been recorded with the FAA.

            11.   Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

            12.   Costs and Expenses. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agents.

            13.   Representations and Warranties. The Borrower represents and warrants to the Lenders, to induce the Lenders to enter into this Amendment, that no Event of Default or event with the passage of time would constitute an Event of Default (other than the Events of Default described in Article II herein) exists on the date hereof and that each of the representations and warranties made by the Borrower in the Credit Agreement and each other Loan Document are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which such representation or warranty shall be true and correct in all material respects as of such date.

            14.   References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

            15.   Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A fax copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

            16.   Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

    [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver, Consent and Eleventh Amendment to be duly executed as of the day and the year first written.

BORROWER:

UNITED AIR LINES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Executive Vice President & CFO

GUARANTORS:

UAL CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Executive Vice President & CFO

UAL LOYALTY SERVICES, LLC By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

UAL COMPANY SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President and Treasurer

CONFETTI, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MILEAGE PLUS HOLDINGS, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MILEAGE PLUS MARKETING, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MYPOINTS.COM, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

CYBERGOLD, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

ITARGET.COM, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

MYPOINTS OFFLINE SERVICES, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

UAL BENEFITS MANAGEMENT, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED BIZ JET HOLDINGS, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET CHARTER, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET FRACTIONAL, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

BIZJET SERVICES, INC. By: /s/ Steven M. Rasher Name: Steven M. Rasher Title: Senior Vice President, General Counsel & Secretary

KION LEASING, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

PREMIER MEETING AND TRAVEL SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President and Treasurer

UNITED AVIATION FUELS CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

UNITED COGEN, INC. By: /s/ Paul Lovejoy Name: Paul R. Lovejoy Title: Senior Vice President & Secretary

MILEAGE PLUS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

UNITED GHS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED WORLDWIDE CORPORATION By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

UNITED VACATIONS, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: Vice President

FOUR STAR LEASING, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

AIR WIS SERVICES, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

AIR WISCONSIN, INC. By: /s/ Frederic F. Brace Name: Frederic F. Brace Title: President

DOMICILE MANAGEMENT SERVICES, INC. By: /s/ Paul Lovejoy Name: Paul R. Lovejoy Title: Senior Vice President & Secretary

LENDERS:

JPMORGAN CHASE BANK By: /s/ Matthew H. Massie Name: Matthew H. Massie Title: Managing Director

CITICORP USA, INC. By: /s/ James J. McCarthy Name: James J. McCarthy Title: Vice President and Director

CIT/BUSINESS CREDIT INC. By: /s/ Vincent Belcastro Name: Vincent Belcastro Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORAION By: /s/ Roger P. Tauchman Name: Roger P. Tauchman Title: Duly Authorized Signatory

ARES VI CLO LTD. By: ARES CLO Management VI, L.P., Investment Manager By: ARES CLO GP VI, LLC, Its Managing Member By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

ARES VII CLO LTD. By: ARES CLO Management VII, L.P., Investment Manager By: ARES CLO GP VII, LLC, Its General Partner By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

ARES VIII CLO LTD. By: ARES CLO Management VIII, L.P., Its Investment Manager By: ARES CLO GP VIII, LLC, Its General Partner By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

ARES IX CLO LTD. By: ARES CLO Management IX, L.P., Its: Investment Manager By: ARES CLO GP IX, LLC, Its: Its General Partner By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

  ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

  By: ARES Enhanced Loan Management, L.P.,
  Its: Investment Manager

  By: ARES Enhanced Loan GP, LLC,
  Its: Its General Partner

  By: /s/ David A. Sachs
  Name: David A. Sachs
  Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P. By: ARES Management II, L.P., Its: Its: General Partner By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

ARES TOTAL VALUE FUND, L.P. By: ARES Total Value Management LLC Its: General Partner By: /s/ David A. Sachs Name: David A. Sachs Title: Vice President

AVL LOAN FUNDING LLC By: AVL Loan Funding LLC for itself or as agent for AVL2 Loan Funding LLC By: /s/ Dominic Blea Name: Dominic Blea Title: Attorney-In-Fact

AZURE FUNDING By: /s/ Henry J. Sandlass Name: Henry J. Sandlass Title: Managing Director

BUSHNELL CBNA LOAN FUNDING LLC By: Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC By: /s/ Janet Haack Name: Janet Haack Title: Attorney-In-Fact

CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ John O'Dowd Name: John O'Dowd Title: Authorized Signatory By: /s/ [ILLEGIBLE] Name: Title: Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P. By: Mariner Investment Group By: /s/ Charles R. Howe II Name: Charles R. Howe II Title: Treasurer
CITIBANK, N.A. By: /s/ Shawn Hendrickson Name: Shawn Hendrickson Title: Attorney-In-Fact

COSTANTINUS EATON VANCE CDO V, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President
DUNES FUNDING LLC By: /s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

EATON VANCE CDO III, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE CDO VI, LTD. By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

  FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II,
  as Lender

  By: Four Corners Capital Management LLC,
  as Sub-Adviser

  By: /s/ Vijay Srinivasan
  Name: Vijay Srinivasan
  Title: Assistant Vice President

FORTRESS PORTFOLIO TRUST, as Lender By: Four Corners Capital Management LLC, as Investment Manager By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

GRAYSON & CO. By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President
HARCH CLO II LIMITED By: /s/ Michael E. Lewitt Name: Michael E. Lewitt Title: Authorized Signatory

INDOSUEZ CAPITAL FUNDING III, LIMITED By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Authorized Signatory

INDOSUEZ CAPITAL FUNDING VI, LTD. By: Lyon Capital Management LLC as Collateral Manager By: /s/ Alexander B. Kenna Name: Alexander B. Kenna Title: Director

LAUREL RIDGE CAPITAL LP By: /s/ Van Nguyen Name: Van Nguyen Title: Managing Partner

LIGHTPOINT CLO 2004-1 & PREMIUM LOAN TRUST I, LTD. PREMIUM LOAN TRUST I, LTD. By: /s/ Thomas A. Kramer Name: Thomas A. Kramer Title: Senior Managing Director & Chief Executive Officer
MARINER LDC By: Mariner Invesment Group By: /s/ Charles R. Howe II Name: Charles R. Howe II Title: Treasurer

MARINER OPPORTUNITIES FUND, L.P. By: Mariner Investment Group By: /s/ Charles R. Howe II Name: Charles R. Howe II Title: Treasurer

MUIRFIELD TRADING LLC By: /s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

OLYMPIC CLO I LTD By: /s/ Kevin J. Hickam Name: Kevin J. Hickam Title: Managing Director Centre Pacific, LLC

ORIX FINANCE CORP. I By: /s/ Christopher L. Smith Name: Christopher L. Smith Title: Authorized Representative
SECURITY BENEFIT LIFE INSURANCE COMPANY, as Lender By: Four Corners Capital Management LLC, as Sub-Adviser By: /s/ Vijay Srinivasan Name: Vijay Srinivasan Title: Assistant Vice President

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

SPECTRUM INVESTMENT PARTNERS, LP By: Spectrum Group Management LLC as General Partner By: /s/ Jeffrey A. Schaffer Name: Jeffrey A. Schaffer Title: Managing Member

STANWICH LOAN FUNDING LLC By: /s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

STONEHILL INSTITUTIONAL PARTNERS, L.P. By: /s/ Christopher Wilson Name: Christopher Wilson Title: General Partner

  STEDMAN CBNA LOAN FUNDING LLC

  By: Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

  By: /s/ Janet Haack
  Name: Janet Haack
  Title: Attorney-In-Fact

  TORONTO DOMINION (NEW YORK), LLC

  By: /s/ Masood Fikree
  Name: Masood Fikree
  Title: Authorized Signatory

TRS FORE LLC By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

TRS STARK LLC By: /s/ Alice L. Wagner Name: Alice L. Wagner Title: Vice President

TRUMBULL THC2 LOAN FUNDING LLC, By: Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC By: /s/ Janet Haack Name: Janet Haack Title: Attorney-In-Fact

U.A.L. INVESTORS, L.L.C. By: Farallon Capital Management, L.L.C., its Manager By: /s/ Derek Schier Name: Derek Schier Title: Managing Member

UBS AG, STAMFORD BRANCH By: /s/ Wilfred V. Saint Name: Wilfred V. Saint Title: Director By: /s/ Richard L. Tavrow Name: Richard L. Tavrow Title: Director

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P. By: WS Partners, L.L.C., Its General Partner By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WATERSHED CAPITAL PARTNERS, L.P. By: WS Partners, L.L.C., Its General Partner By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD. By: Watershed Asset Management L.L.C., Its Investment Manager By: /s/ Meridee Moore Name: Meridee Moore Title: Senior Managing Member

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager By: /s/ Kathleen A. Zarn Name: Kathleen A. Zarn Title: Vice President

  EXHIBIT A
  TO ELEVENTH AMENDMENT
  FORM OF FIRST AMENDMENT TO
  SECURITY AND PLEDGE SECURITY AGREEMENT

  FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

              FIRST AMENDMENT, dated as of April 8, 2005 (the "Amendment"), to the SECURITY AND PLEDGE AGREEMENT (the "Agreement"), dated as of December 24, 2002, made by UNITED AIR LINES, INC. ("United"), a Delaware corporation, UAL CORPORATION, a Delaware corporation (the "Parent"), all of the direct and indirect subsidiaries of United and the Parent (together with United and the Parent, each a "Grantor" and collectively the "Grantors, each such Grantor being a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code), to JPMORGAN CHASE BANK and CITICORP USA, INC., acting as co-collateral agents (together, the "Collateral Agent").

  W I T N E S S E T H:

              WHEREAS, the Grantors entered into a Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as heretofore amended, modified, restated, extended or otherwise supplemented, and as in effect on the date hereof, the "Credit Agreement") among the Borrower, the Guarantors party thereto, the Collateral Agent and the Lenders from time to time party thereto; and

              WHEREAS, unless otherwise defined herein, terms defined in the Agreement are used herein as defined therein; and

              WHEREAS, the Borrower has requested that various amendments to the Credit Agreement be effected pursuant to a Waiver, Consent and Eleventh Amendment to the Credit Agreement dated as of the date hereof (the "Eleventh Amendment"), and the Grantors have requested that certain amendments be made to the Agreement pursuant to this Amendment;

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              17.   Amendments to Subsection 4(b). Subsection 4(b) of the Agreement is hereby amended by inserting at the end of the first sentence appearing therein the words ", other than to the extent that the legal name of any such Grantor shall have changed in accordance with a corporate restructuring or other transaction which is (A) not prohibited by Article VI of the Credit Agreement and (B) carried out in accordance with the requirements appearing in Section 5(e) of this Agreement."

              18.   Amendment to Subsection 4(e). Subsection 4(e) of the Agreement is hereby amended in its entirety to read as follows:

    "The Pledged Shares (i) have been duly authorized and validly issued and are fully paid and non-assessable, provided that the Grantors do not represent or warrant that the Pledged Shares representing ownership interests in (A) Covia LLC, (B) UAL Loyalty Services, LLC, (C) any limited liability company other than Covia LLC and UAL Loyalty Services, LLC and (D) corporations or other entities incorporated or formed in Guam, Bermuda and Mexico are fully paid and non-assessable, and (ii) in the case of Pledged Shares representing membership interests in any limited liability company other than Covia LLC and UAL Loyalty Services, LLC, are not subject under any operating agreement or other organizational document governing such Pledged Shares to any requirement that the Grantor owning such membership interests make any capital or equity call or contribution. None of the Pledged Shares have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer is subject."
                    19.    Amendment to Section 5. Section 5 of the Agreement is hereby amended by adding the following new Section 5(e):

    "(e) Each Grantor agrees to furnish updated versions of Schedule 1(l) or Schedule 4(b) to this Agreement (in each case to be reasonably satisfactory to the Collateral Agent) in connection with the consummation of any corporate restructuring or other transaction which is not prohibited by Article VI of the Credit Agreement to the extent that updating such schedules is necessary to permit each Grantor to make the representations and warranties set forth in Section 4, provided that, no such corporate restructuring or other transaction shall be consummated unless the Grantors shall have provided the Collateral Agent with (A) at least fifteen (15) days' prior written notice of any such restructuring or other transaction and (B) prior to the effective date of such proposed corporate restructuring or other transaction, any documentation reasonably requested by the Collateral Agent to preserve the pledges, liens and security interests granted in favor of the Collateral Agent under this Agreement (including, without limitation, drafts of any updated Schedules (in each case to be reasonably satisfactory to the Collateral Agent) to this Agreement, replacement stock certificates if the name of any Issuer is to be modified in connection with such restructuring or other transaction and acknowledgements executed by any relevant Grantor as to the pledges, liens and security interests granted in favor of the Collateral Agent under this Agreement). Upon delivery of any updated Schedule in accordance with the preceding sentence, the Schedule then in effect shall be replaced in its entirety by the updated Schedule, and all representations and warranties under this Agreement with respect to such Schedule shall thereafter relate to the updated Schedule."
                    20.    This Amendment shall not become effective until the later of (a) the date on which this Amendment shall have been executed by the Grantor and each Collateral Agent and each Collateral Agent shall have received evidence satisfactory to it of such execution and (b) the date on which the Collateral Agent shall have received evidence reasonably satisfactory to it that each condition precedent to the effectiveness of the Eleventh Amendment has occurred (or been waived) and remains in effect.

                    21.    Except to the extent hereby amended, the Agreement remains in full force and effect and is hereby ratified and affirmed.

                    22.    The Borrower and each Guarantor agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agents under the Credit Agreement.

                    23.    This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Agreement or any other Loan Document, (b) to prejudice any right or rights which the Collateral Agents or the Lenders may now have or have in the future under or in connection with the Agreement, the Credit Agreement, any Loan Document or any of the instruments or agreements referred to therein. Whenever the Agreement is referred to in the Agreement, any Loan Document or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Agreement as modified by this Amendment.

                    24.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                    25.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

  [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security and Pledge Agreement to be duly executed as of the day and the year first written.

  [signatures omitted in conformed version of Eleventh Amendment]

  EXHIBIT B
  TO ELEVENTH AMENDMENT
  FORM OF FOURTH AMENDMENT TO
  AIRCRAFT MORTGAGE

  FOURTH AMENDMENT TO AIRCRAFT, spare engineS
  AND SPARE PARTS
  MORTGAGE AND SECURITY AGREEMENT

            THIS FOURTH AMENDMENT TO AIRCRAFT, SPARE ENGINES AND SPARE PARTS MORTGAGE AND SECURITY AGREEMENT dated as of April __, 2005 (this "Mortgage Amendment") made by UNITED AIR LINES, INC., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Grantor"), in favor of JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank)and CITICORP USA, INC., acting as co-collateral agents (together, the "Collateral Agent").

  W I T N E S S E T H

            WHEREAS, the Grantor and the Collateral Agent entered into that certain Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement, dated as of December, 24, 2002 (as heretofore amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the "Mortgage"; capitalized terms used herein but not defined shall have the meaning ascribed to them in the Mortgage) in order to secure the Obligations of the Grantor under that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, herein called the "Credit Agreement"), among the Grantor, a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, UAL Corporation, a Delaware corporation and the parent company of the Grantor (the "Parent") and all of the direct and indirect subsidiaries of the Grantor and the Parent signatory thereto (the "Subsidiaries" and together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors referred to in this paragraph is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "Case" and collectively, the "Cases"), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), a national banking corporation ("JPMorgan Chase"), Citicorp USA, Inc., a Delaware corporation ("Citi"), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), a national banking corporation ("Bank One"), The CIT Group/Business Credit, Inc., a New York corporation ("CIT Group"), each of the other financial institutions from time to time party thereto (together with JPMorgan Chase, Citi, Bank One and CIT Group, the "Lenders"), JPMorgan Chase and Citi, as co-administrative agents (together, the "Agents") for the Lenders and JPMorgan Chase as paying agent (in such capacity, the "Paying Agent") for the Lenders;

            WHEREAS, the Mortgage was filed for recordation with the Federal Aviation Administration along with the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 1 ("Mortgage Supplement No. 1") on December 24, 2002, and the Mortgage and Mortgage Supplement No. 1 were recorded by the Federal Aviation Administration on February 26, 2003 as Conveyance No. MM024558;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 2, dated March 19, 2003, executed by Grantor, recorded by the Federal Aviation Administration on March 26, 2003 and assigned Conveyance No. YY036809;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 3, dated July 11, 2003, executed by Grantor, recorded by the Federal Aviation Administration on August 1, 2003, as Conveyance No. H109394;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 4, dated March 12, 2004, executed by Grantor, recorded by the Federal Aviation Administration on April 23, 2004 and assigned Conveyance No. U083669;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 5, dated August 25, 2004, executed by Grantor, recorded by the Federal Aviation Administration on October 29, 2004 and assigned Conveyance No. FF003509;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 6, dated October 13, 2004, executed by Grantor, recorded by the Federal Aviation Administration on November 18, 2004 and assigned Conveyance No. ZZ030843;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 7, dated October 29, 2004, executed by Grantor, recorded by the Federal Aviation Administration on November 18, 2004 and assigned Conveyance No. GG033321;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 8, dated November 10, 2004, executed by Grantor, recorded by the Federal Aviation Administration on December 16, 2004 and assigned Conveyance No. H112344;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 9, dated November 30, 2004, executed by Grantor, recorded by the Federal Aviation Administration on December 16, 2004 and assigned Conveyance No. R065812;

            WHEREAS, the Mortgage was previously supplemented by the Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement Supplement No. 10, dated February 22, 2005, executed by Grantor, recorded by the Federal Aviation Administration on March 24, 2005 and assigned Conveyance No. M006119;

            WHEREAS, the Mortgage was previously amended by the First Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of May 7, 2004 (the "First Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on June 28, 2004 as Conveyance No. XX026858;

            WHEREAS, the Mortgage was previously amended by the Second Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of September 1, 2004 (the "Second Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on October 20, 2004 as Conveyance No. FF003475;

            WHEREAS, the Mortgage was previously amended by the Third Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement dated as of February 22, 2005 (the "Third Mortgage Amendment"), executed by Grantor and the Collateral Agent, recorded by the Federal Aviation Administration on March 24, 2005 as Conveyance No. M006120;

            WHEREAS, a listing of the Airframes, Engines, Spare Engines and Spare Parts Locations currently subject to the Mortgage is attached as Exhibit 1 to this Mortgage Amendment;

            WHEREAS, the parties to the Credit Agreement have entered into certain amendments to the Credit Agreement;

            WHEREAS, (a) a copy of the Credit Agreement as in effect on December 24, 2002 was attached to the Mortgage as Exhibit C, (b) an unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 7, 2004 was added as Exhibit D to the Mortgage pursuant to the First Mortgage Amendment, (c) Exhibit D to the Mortgage was replaced with an updated unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Waiver, Consent and Eighth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of July 22, 2004 pursuant to the Second Mortgage Amendment, and (d) Exhibit D to the Mortgage was further replaced with an updated unexecuted composite conformed copy of the Credit Agreement reflecting modifications made to the Credit Agreement through and including the Waiver, Consent and Tenth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 22, 2004 pursuant to the Third Mortgage Amendment;

            WHEREAS, the parties to the Credit Agreement have entered into that certain Waiver, Consent and Eleventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 8, 2005 (the "Eleventh Amendment"); and

            WHEREAS, in connection with the execution of the Eleventh Amendment, the Grantor and the Collateral Agent have agreed that the Mortgage shall be amended as set forth herein subject to and upon the terms and conditions set forth herein.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                    26.    Amendment to Witnesseth Section. The fourth paragraph appearing in the Witnesseth section of the Mortgage is hereby amended to read in its entirety as follows:

            WHEREAS, pursuant to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of December 24, 2002 (as previously amended, restated, extended, supplemented or otherwise modified by that certain Waiver and Amendment Letter dated as of February 7, 2003, that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 10, 2003, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 10, 2003, that certain Correction Letter dated as of February 14, 2003, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 18, 2003, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of March 27, 2003, that certain Waiver and Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 15, 2003, that certain Waiver and Sixth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 10, 2003, that the Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of May 7, 2004, that certain Waiver and Eighth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of July 21, 2004, that certain Waiver, Consent and Ninth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of November 5, 2004, that certain Waiver, Consent and Tenth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of January 26, 2005, and that certain Waiver, Consent and Eleventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 8, 2005 (the "Eleventh Amendment"), and as may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"; a copy of the Credit Agreement as executed on December 24, 2002 is attached hereto as Exhibit C; an unexecuted conformed copy of the Credit Agreement as amended through and including the Eleventh Amendment is attached hereto as Exhibit D), among the Grantor, UAL Corporation, the parent company of the Grantor (the "Parent"), each of the direct and indirect Subsidiaries of the Grantor from time to time party thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), Citicorp USA, Inc. and the other lenders from time to time party thereto (collectively, the "Lenders"), JPMorgan Chase Bank, N.A., (formerly known as JPMorgan Chase Bank) as Paying Agent, and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) and Citicorp USA, Inc. (each, as a Co-Administrative Agent and Co-Collateral Agent), the Lenders have agreed to make the Loans to and issue Letters of Credit on behalf of the Grantor;

                    27.    Amendments to Section 2.01. Section 2.01(b) of the Mortgage is hereby amended by (A) deleting the word "or" appearing at the end of sub-section (vi) appearing therein; (B) deleting the period appearing at the end of sub-section (vii) appearing therein and inserting the word "or" at the end of such sub-section; and (C) inserting the following new sub-section (viii) immediately following sub-section (vii):

    "(viii) Notwithstanding anything to the contrary contained in Section 2.01(b)(vii), enter into a non-consecutive short term lease (i.e., for a lease term of no longer than 120 days) of such Engine or Spare Engine with any repair customer of the Grantors or any other Person which is a Certificated Air Carrier or a Foreign Air Carrier, provided that, (A) the aggregate number of Engines and Spare Engines leased as permitted pursuant to this Section 2.01(b)(viii) at any one time shall not exceed five (5) Engines or Spare Engines, (B) the aggregate Orderly Liquidation Value of the Engines and Spare Engines leased at any time as permitted pursuant to this Section 2.01(b)(viii) shall not exceed $17,000,000, (C) the lease documentation for any Engine or Spare Engine leased as permitted pursuant to this Section 2.01(b)(viii) shall (1) contain an acknowledgement by the lessee party thereto of the perfected Lien of the Collateral Agent under this Mortgage on such Engine or Spare Engine, (2) provide that the Grantor shall be entitled to perform a boroscope examination on such Engine or Spare Engine at the end of the lease period and (3) provide that the lessee of such Engine or Spare Engine shall be responsible for a use fee per cycle and a use fee per hour with respect to its utilization of such Engine or Spare Engine during the term of the lease, (D) the Grantor shall provide the Collateral Agent with (1) written notice of such lease no less than one (1) day prior to the transfer of the Engine or Spare Engine subject to such lease, (2) copies of the lease documentation with respect to each such lease and (3) on or before the last Business Day of each month a report identifying each Engine and Spare Engine subject to leases permitted pursuant to this Section 2.01(b)(viii) and the Orderly Liquidation Value of such leased Engines and Spare Engines and (E) the lessee under such lease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date the lease is entered into,"
                    28.    Amendment to Exhibits. The Mortgage is hereby amended by replacing Exhibit D thereto with Exhibit 2 to this Mortgage Amendment.

                    29.    Conditions to Amendment Effectiveness. The amendments set forth in this Mortgage Amendment shall not become effective until the date and time at which this Mortgage Amendment is filed for recordation with the Federal Aviation Administration Aircraft Registry.

                    30.    Costs and Expenses. The Grantor agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Mortgage Amendment, including the reasonable fees and disbursements of special counsel to the Agents (as defined in the Credit Agreement).

                    31.    Representations and Warranties. The Grantor represents and warrants to the Collateral Agent, to induce the Collateral Agent to enter into this Mortgage Amendment, that each of the representations, warranties and covenants made by the Grantor in the Mortgage are true and correct in all material respects as of the date hereof except where such representation or warranty relates to a specific date, in which such representation or warranty shall be true and correct as of such date.

                    32.    References. This Mortgage Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Mortgage or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Collateral Agent may now have or have in the future under or in connection with the Mortgage or any of the instruments or agreements referred to therein. Whenever the Mortgage is referred to in the Mortgage, the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Mortgage as modified by this Mortgage Amendment.

                    33.    Counterparts. This Mortgage Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                    34.    Applicable Law. This Mortgage Amendment shall be governed by, and construed in accordance with, the laws of the State of New York to the full extent provided in Section 6.05 of the Mortgage.

                    35.    This Mortgage Amendment shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

[SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Fourth Amendment to Aircraft, Spare Engines and Spare Parts Mortgage and Security Agreement to be duly executed by their respective officers thereunto duly authorized.

UNITED AIR LINES, INC., as Grantor

By: ______________________________
Name:
Title:

  JPMORGAN CHASE BANK, N.A., as Co-Collateral Agent

By: ______________________________
Name:
Title:

  CITICORP USA, INC., as Co-Collateral Agent

By: ______________________________
Name:
Title:

Exhibit 1 to
Mortgage Amendment
DESCRIPTION OF AIRFRAMES, ENGINES,
SPARE ENGINES AND SPARE PARTS LOCATIONS

[omitted in conformed version of Eleventh Amendment]

Exhibit 2 to
Mortgage Amendment

EXHIBIT D
TO
AIRCRAFT, SPARE ENGINES AND SPARE PARTS
MORTGAGE AND SECURITY AGREEMENT

COMPOSITE CONFORMED CREDIT AGREEMENT
(THROUGH ELEVENTH AMENDMENT)

[omitted in conformed version of Eleventh Amendment]